                                                                   EXHIBIT 10.18


                                            ***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                          UNDER 17.C.F.R. SECTIONS 200.80(b)(4),
                                                            200.83 AND 240.24b-2


                           LONZA DEVELOPMENT AGREEMENT

      This Agreement is made the 28th day of May 1998 between LONZA BIOLOGICS PLC of 228 Bath Road, Slough, Berkshire SL1 4DY, England (hereinafter referred to as "LB"), and COULTER PHARMACEUTICAL, INC. of 550, California Avenue, Suite 200, Palo Alto, CA 94306-1440, USA (hereinafter referred to as the "Customer").

      WHEREAS:

      A. Customer is the proprietor of a murine hybridoma cell line known as B1, expressing IgG2a anti-CD20 murine monoclonal antibody; and

      B. LB has expertise in the development and manufacture of products produced by such cell lines; and

      C. Customer and LB have entered into agreements dated 28 April 1995, as amended, (the "Evaluation Agreement") and 20 August 1996, as amended, ("the Development Agreement") to evaluate and develop a process for production of product from the cell line in question, to produce clinical grade product therefrom and to provide regulatory services in support of Customer's product license applications, and

      D. The parties now wish to agree on a basis upon which LB will supply further product for late phase clinical trial and in market supply.

      NOW THEREFORE it is hereby agreed by and between the parties as follows:

1. In this agreement, its recitals and Schedules hereto, words and phrases defined in the Standard Terms for Contract Services set out in Schedules 4 and 5 hereto shall have the meanings set out therein.

2. This Agreement shall take effect on the Effective Date and unless terminated in accordance with Clause 9 of Schedule 5 hereto, shall continue until its expiry pursuant to Clause 12 of Schedule 5 hereto.

3. Subject to the Standard Terms for Contract Services set out in Schedule 5 hereto and the Special Terms set out in Schedule 4 LB agrees to carry out the Services and the Customer agrees to pay the Price as provided in
      Schedule 3 together with any additional costs and expenses that fall due hereunder.

4. 4.1 Any notice or other communication to be given under this Agreement shall be delivered personally or sent by first class pre-paid post or facsimile transmission addressed as follows:


                                       1.

If to the Customer, to Coulter Pharmaceutical, Inc.

      550 California Avenue, Suite 200
      Palo Alto CA 94306-1440, USA
      For the attention of: Vice President and CFO
      Copy to: Senior Director, Manufacturing
      Facsimile: 650 849 7530

If to LB, to Lonza Biologics PLC

      228 Bath Road
      Slough
      Berkshire SL1 4DY
      England
      For the attention of: President
      Facsimile: 01753 777001

or to such other destination as either party hereto may hereafter notify to the other in accordance with the provisions of this clause.

      4.2 All such notices or other communications shall be deemed to have been served as follows:

            4.2.1 if delivered personally, at the time of such delivery;

            4.2.2 if sent by first class pre-paid post, five (5) business days (Saturdays, Sundays and Bank or other public holidays excluded) after being placed in the post;

            4.2.3 if sent by facsimile upon receipt of the transmission confirmation slip showing completion of the transmission

            4.2.4 if by express mail or by courier within two (2) days after being dispatched.

      AS WITNESS the hands of the duly authorized representatives of the parties hereto the day and year first before written

Signed for and on behalf of              /s/
LONZA BIOLOGICS PLC                      ---------------------------------------

                                         President
                                         ---------------------------------------
                                         Title


Signed for and on behalf of              /s/ William G. Harris
COULTER PHARMACEUTICAL, INC.             ---------------------------------------

                                         Vice President, Chief Financial Officer
                                         ---------------------------------------
                                         Title


                                       2.

                                   SCHEDULE 1

For the purposes of this Agreement:

"CELL LINE" shall mean the mouse hybridoma cell line referred to as B lRl recloned by LB from the cell line B l supplied by Customer.

"PRODUCT" shall mean the IgG2a anti-CD20 murine monoclonal antibody produced by the Cell Line.

A.    SPECIFICATION FOR BULK PURIFIED PRODUCT

       TEST
       CHARACTERISTICS                   SPECIFICATION
       -------------------------         -------------------------
       Appearance                        [****]
       [****]                            [****]
       [****]                            [****]
       [****]                            [****]
       IDENTITY
       [****]                            [****]
       [****]                            [****]
       PURITY
       [****]                            [****]
       [****]                            [****]
       [****]                            [****]
       [****]                            [****]
       [****]                            [****]
       IMPURITIES
       [****]                            [****]
       [****]                            [****]
       [****]                            [****]
       [****]                            [****]

       TEST
       CHARACTERISTICS                   SPECIFICATION
       -------------------------         -------------------------
       SAFETY
       [****]                            [****]
       [****]                            [****]
       [****]                            [****]
       [****]                            [****]
       [****]                            [****]

* CONFIDENTIAL TREATMENT REQUESTED


                                       1.

       TEST CARRIED OUT BY
       COULTER PHARMACEUTICAL,
       INC.
       [****]                            [****]

       [****]

* CONFIDENTIAL TREATMENT REQUESTED

                                       2.

                                   SCHEDULE 2

                                    SERVICES

1.    SUPPLY OF CUSTOMER MATERIALS AND CUSTOMER INFORMATION

      Pursuant to agreements between the parties dated 28 April 1995 (as amended) and 20 August 1996 (as amended), or otherwise Customer has supplied to LB:

                  (a) samples of cell line B 1 from which the Cell Line has been obtained; and

                  (b) a reference standard of Product for Process development studies and bulk purified Product release testing. LB has developed a reference standard for use in the Services from materials produced under the agreement dated 20 August 1996. The parties may, at a later date, agree to the use of an alternative reference standard; and

                  (c) information, materials and data to enable performance of an assay to test the functional activity of the Product. It is acknowledged by the parties that additional information, materials and data may be required from the Customer from time to time for assay purposes.

2.    MANUFACTURE AND SUPPLY OF PRODUCT

      2.1 OBJECTIVE. To produce Product for Customer in accordance with the terms of this Agreement.

      2.2 ACTIVITIES. Each Batch (as defined by Clause 1.1 of Schedule 4 hereto) of Product ordered for delivery to Customer pursuant to this Agreement shall be produced by LB using the Process to meet the Specification and in accordance with the Product License therefor as follows:

            2.2.1 carry out an air lift fermentation in accordance with the principles of cGMP at [****];

            2.2.2 clarify, harvest and concentrate supernatant;

            2.2.3 purify Product and send test samples to Customer;

            2.2.4 test Product against Specification including, but not limited to, Customer's potency test. The Customer's potency test will be performed by Customer on Product samples. The performance (or non-performance) for whatever reason of the Customer potency test will not delay delivery of Product or payment therefor but will be subject to the provisions of Clause 5 of Schedule 5 hereto;

            2.2.5 undertake quality assurance review of lot documentation;

            2.2.6 issue lot release for Product;

* CONFIDENTIAL TREATMENT REQUESTED


                                       1.

            2.2.7 deliver Product to Customer; and

            2.2.8 deliver consolidated batch record to Customer, when available.

      2.3 TIMESCALE. It is estimated delivery of Product will take place approximately [****] from commencement of activities relating to the Batch in question. Activities shall be deemed to commence with recovery of cryopreserved cells from the Working Cell Bank ("WCB").

      2.4 TESTING PROCEDURE. Pursuant to Stage 17b of the Services supplied under the Development Agreement, Customer was supplied with details of certain LB proprietary testing procedures. Customer shall be entitled to continue to refer to such testing procedures as were supplied pursuant to Stage 17b of the Development Agreement for the purpose of performing the Customer Tests under this Agreement.

3.    QUALITY SUPPORT SERVICES

      From time to time the Customer may request and LB may agree to provide access for the Customer to audit LB's production facility and documentation, or to provide other quality support services (including audit by LB of Customer's testing facility). To the extent the Customer is granted such audit rights in excess of a single three (3) day audit in any one Year of this Agreement, or supplied such other quality support services, such access and services will be provided by LB and shall be charged to the Customer at LB's man day rate applying at the time in question. In addition Customer shall pay LB's reasonable expenses incurred in performing such Services. All reasonable account will be taken of comments and observations made during audits by Customer of LB's facility and by LB of Customer's testing facility.

* CONFIDENTIAL TREATMENT REQUESTED


                                       2.

                                   SCHEDULE 3

                           PRICE AND TERMS OF PAYMENT

1.    PRICE

      In consideration for performance of the Services, the Customer shall pay LB the Price for each Batch or gram (as applicable) of Product, as determined by reference to the following:

      1.1 On 1st January of each calendar year, the Price for Product to be delivered pursuant to any provision of this Agreement during the calendar year in question will be determined, and shall be effective on and from 1st January of the calendar year in question.

      The Price for the calendar year in question shall (subject always to Clause 1.2) be equal to [****] of Product for the preceding calendar year adjusted by [****]. LB shall notify Customer as soon as reasonably practicable following confirmation of [****]. It is estimated that this will be before [****] preceding the 1st January in question.

      This Price alteration shall apply to all Product delivered pursuant to any provision of this Agreement during the calendar year in question, irrespective of whether firm orders have been placed for delivery of such Product prior to the relevant Price alteration taking effect.

      1.2 EXCEPTIONAL ITEMS

      In addition to the Price alterations which are applied pursuant to Clause 1.1, additional alterations shall be made to the Price where exceptional items of cost are demonstrated to the reasonable satisfaction of the Customer and agreed in advance as being occurred in the provision of the Services by LB. Such additional Price alterations shall be considered for application at the time the Price for supply of Product is fixed each year.

FOR EXAMPLE:

Any Product which is ordered pursuant to any clause of this Agreement, for delivery in the third Year of this Agreement, shall be subject to a Price which is determined and effective from 1st January of the calendar year in which the Effective Date for the third Year falls. That Price shall be calculated by reference to [****] of the calendar year in which the Effective Date for the second Year of this Agreement falls.

      1.3 The Price per Batch for [****] of Product delivered pursuant to this Agreement (whether such delivery is made pursuant to orders placed under Clause 2.1, 2.3, or 3 of Schedule 4 hereto), shall be [****] adjusted for [****], and further adjusted (if applicable, depending on the delivery dates for the same) in accordance with Clause 1.1 and 1.2 of this Schedule 3.

* CONFIDENTIAL TREATMENT REQUESTED


                                       1.

      1.4 Product ordered for delivery hereunder in excess of [****] shall be supplied at a Price per gram. The Price per gram of Product shall be: [****]

WHERE:

[****] = [****], further adjusted (if applicable) in accordance with Clause 1.1 and 1.2 of this Schedule 3.

[****] = [****].

2.    PAYMENT

      Payment by Customer of the Price for each Batch of Product shall be made by cheque or by wire transfer against LB's invoices issued on lot release of the Batch of Product in question (activity 2.2.6 of Schedule 2 hereto).

3.    PAYMENT FOR QUALITY SUPPORT SERVICES

      In the event payments fall due pursuant to Section 3 of Schedule 2 hereto, Customer shall make payment in respect of such Services against LB's invoice therefor issued from time to time.

* CONFIDENTIAL TREATMENT REQUESTED


                                       2.

                                   SCHEDULE 4

                                  SPECIAL TERMS

1.    DEFINITIONS

      For the purposes of this Agreement:

      1.1 "BATCH" shall mean the total Product obtained from one air lift fermentation carried out in accordance with cGMP at [****].

      1.2 "CGMP" shall mean Good Manufacturing Practices and General Biological Products Standards as promulgated under the US Federal Food Drug and Cosmetic Act at 21CFR, (chapters 210, 211, 600 and 610) and the Guide to Good Manufacturing Practices for Medicinal Products as promulgated under European Directive 91/356/EEC as the same may be amended or re-enacted from time to time. LB's operational quality standards are defined in internal GMP policy documents and are based on LB's interpretation of the GMP legislation for bulk clinical grade biologicals.

      1.3 "DELIVERY DATE" shall mean the date agreed between the parties in accordance with Clause 4 of this Schedule 4, upon which a given Batch of Product shall be ready for delivery to Customer exworks LB's premises, Slough.

      1.4 "EFFECTIVE DATE" shall mean the date of first grant of a marketing approval or Product License (or equivalent) in respect of Product anywhere in the World.

      1.5 "PRODUCT LICENSE" shall mean the biologics license granted in response to the Biologics License Application ("BLA") submitted pursuant to the provisions of Amendment No. 3 to the Agreement between the parties dated 20 August 1996.

      1.6 "YEAR" shall mean a period of twelve (12) calendar months commencing on the Effective Date or an anniversary of the Effective Date.

2.    MINIMUM ORDER QUANTITIES

      2.1 Customer hereby agrees to order and LB agrees to carry out the Services for a minimum of [****] of Product within Delivery Dates in each Year of this Agreement.

      2.2 In the event Customer fails to order the amount of Product required by Clause 2.1 above, LB shall be entitled, [****].

      Notwithstanding this Clause 2.2 above, LB agrees not to invoke the provisions of this clause in the event the number of Batches of Product delivered in any one Year of this Agreement is less than [****] to events giving rise to liquidated damages under Clause 5 of this Schedule 4.

      2.3 At such time as Customer places an order for Product to be supplied pursuant to Clause 2.1 above, Customer shall be entitled to request LB to supply additional Batches of

* CONFIDENTIAL TREATMENT REQUESTED


                                       1.

Product for delivery during the same calendar year as those being ordered pursuant to Clause 2 above.

      LB agrees to use all reasonable commercial endeavors to accommodate such requests for such Batches of Product.

3.    ADDITIONAL PRODUCT

      Customer may at any time request LB, in writing, to supply Batches of Product. LB shall use all reasonable commercial efforts to supply such Product. In the event LB is able to agree to such supply hereunder the Price for such Product shall be calculated in accordance with the principles of Schedule 3 hereto.

4.    ORDERING PROCEDURES

      4.1 Within [****] of the Effective Date in each Year of this Agreement, Customer shall have provided to LB details of the number of Batches of Product Customer would like to order, pursuant to Clause 2 of this Schedule 4, for delivery in the following Year and identified preferred Delivery Dates for each Batch.

      4.2 LB shall respond to Customer's requests for Product made pursuant to Clause 4.1 within ten (10) working days of receiving the same and shall notify Customer of the acceptability of the requested Delivery Date(s) to LB. Subject to LB's obligations under Clause 2.1 and 2.3, if LB does not accept Customer's requested Delivery Date(s) but is able to offer an alternative Delivery Date, LB shall notify Customer of that fact and shall supply details of such alternative Delivery Dates for acceptance by Customer.

      Immediately following agreement on Delivery Dates for Batches to be supplied pursuant to Clause 2.1 or 2.3, Customer shall provide a written confirmatory order for such Batches which shall constitute a binding order for such Product and shall specify the number of Batches and their agreed Delivery Dates.

      4.3 In the case of the first Year of this Agreement, the supply of Product by LB shall be governed by the ordering procedure set out in Clause 3 of this
Schedule 4. The provisions of Clause 2.1, 2.3 and Clause 5 shall not apply to batches ordered for delivery in the first Year of this Agreement.

5.    LATE DELIVERY

      5.1 Where a Batch has been ordered by Customer pursuant to Clause 2.1 or
2.3 and is subject to an agreed Delivery Date and LB fails to deliver the said Batch by a date which is [****] after such Delivery Date (subject to any extension of time for such delivery which LB may become entitled to hereunder) due to LB's own fault or omission, but not otherwise, Customer shall, subject to Clause 5.2 below, be entitled to claim liquidated damages for such late delivery. The liquidated damages to which the Customer shall become entitled shall be equivalent to [****] of the Price for the Batch concerned for each week, or part thereof, between

* CONFIDENTIAL TREATMENT REQUESTED


                                       2.

 the date [****] after the Delivery Date for the Batch in question and the next date upon which a Batch of Product is notified to Customer as being ready for delivery exworks.

      In no event shall such liquidated damages on any one Batch exceed [****] of the Price of the Batch of Product in question, irrespective of whether such damages accrue as a result of any single event or a series of events or as a consequence of delay to delivery of a previous Batch of Product.

      5.2 Customer's entitlement to claim liquidated damages pursuant to Clause
5.1 shall be limited as follows:

            5.2.1 under no circumstances shall liquidated damages accrue on any Batch not forming part of an order placed pursuant to Clause 2.1 or 2.3 of this
Schedule 4;

            5.2.2 subject to satisfaction of the requirements of Clause 5.1 and
5.2.1 above, where liquidated damages have accrued in respect of any Batch of Product with a Delivery Date in any one Year of this Agreement and, as a consequence, other Batches of Product ordered pursuant to Clause 2.1 or 2.3 of
Schedule 4 for delivery in the same Year are also delayed, Customer shall be entitled to claim liquidated damages in respect of delay on [****] of such consequently delayed Batches of Product with Delivery Dates in the same Year (i.e. for the avoidance of doubt, maximum total of [****]; and

            5.2.3 subject to Clause 5.1, 5.2.2 and 5.3, where liquidated damages have accrued pursuant to this Clause 5, the Delivery Dates for remaining Batches ordered pursuant to Clause 2.1 or 2.3 for delivery in the same Year as that in which the relevant delay occurs and the Delivery Dates for all Batches at that time ordered for delivery in subsequent Years shall automatically, and without liability for further liquidated damages on LB, be extended to account for the delay. The rescheduled Delivery Dates shall be agreed between the parties.

      5.3 The provisions of Clause 5.1 and 5.2 above shall be Customer's sole exclusive remedy for delays to the delivery of Product.

6.    CHANGES TO THE SPECIFICATION

      The Specification in Schedule 1 hereto maybe varied from time to time. Any such variation must be such as to comply with the Product License, and agreed in writing by the quality assurance managers of each party hereto (or their appointed deputy).

7.    CANCELLATION

      7.1 Subject always to the requirement of Clause 2.1 and to the parties (where relevant) reviewing and agreeing re-scheduled Delivery Dates for Batches to be ordered pursuant to the requirements of Clause 2.1, in the event Customer has ordered a Batch of Product pursuant to Clause 2 or 3 of this Schedule 4 and no longer wishes to purchase such Batch, Customer shall notify LB in writing of such wish.

      If written notice of Customer's wish to cancel any Batch of Product is received by LB:

* CONFIDENTIAL TREATMENT REQUESTED


                                       3.

            7.1.1 more than [****] before LB's estimated date for commencing Services relating to such Batch, Customer shall pay LB [****] of the Price for the canceled Batch;

            7.1.2 [****] before LB's estimated date for commencing Services relating to such Batch, Customer shall pay LB [****] of the Price for the canceled Batch; and

            7.1.3 [****] before LB's estimated date for commencing Services relating to such Batch, Customer shall pay LB [****] of the Price for such canceled Batch.

      For the avoidance of doubt, if LB does not receive notice of Customer's wish to cancel a Batch of Product until after commencement of Services relating to such Batch, Customer shall pay LB [****] of the Price for the Batch in question.

      7.2 In the event Customer wishes to reschedule rather than cancel a Batch of Product, LB shall consider favorably such request, having regard to the provisions of Clause 2.1, and to LB's commercial considerations.

      In the event it is agreed that any Batch of Product is to be rescheduled rather than canceled, Customer shall not be obliged to make payment to LB pursuant to Clause 7.1 above.

8.    PROJECT TEAM

      8.1 The Parties shall form a Project Team, comprised of equal numbers of representatives of both Parties (not to exceed three (3) representatives of each Party) to address issues and oversee the progress and success of the relationship between the Parties.

      8.2 The role of the Project Team shall be to provide project updates, identify and resolve issues of supply, plan future production and agree on Delivery Dates for Product, discuss and recommend to the parties changes to the Process for the purposes of assisting in the objectives outlined by Clause 10 below.

      8.3 Decisions of the Project Team shall be by majority. Either Party may change its representation on the Project Team at any time by written notice to the other.

      8.4 In the event the Project Team is unable to reach agreement on any matter to be decided by the Project Team, such matter shall be referred to the President or Chief Executive for the time being of each party, who shall negotiate in good faith to recommend to the Project Team how such matter shall be decided.

      For the avoidance of doubt, the Project Team shall not be empowered to amend the terms of this Agreement.

* CONFIDENTIAL TREATMENT REQUESTED


                                       4.

9.    ADDITIONAL PROVISIONS RELATING TO QUALITY ISSUES

      The parties acknowledge that from time to time changes and clarifications to quality and/or regulatory matters will need to be addressed in connection with the Services. The parties have agreed that such matters will be addressed in accordance with the principles of the shared manufacturing memorandum attached as Appendix 1 hereto.

10.   FUTURE REVIEW

      It is the parties intention to work together during the term of the Agreement to review and, if appropriate, implement Process changes with a view to reducing the Price of Product per gram or to implement changes to the requirements of regulatory authorities. Such measures will be implemented on terms to be agreed between the parties.


                                       5.

                                   SCHEDULE 5

                      STANDARD TERMS FOR CONTRACT SERVICES
                          COULTER PHARMACEUTICAL. INC.

1.    INTERPRETATION

      1.1 In these Standard Terms, unless the context requires otherwise:

            1.1.1 "AFFILIATE" means any Company, partnership or other entity which directly or indirectly controls, is controlled by or is under common control with the relevant party to this Agreement. "control" means the ownership of more than 50% of the issued share capital or the legal power to direct or cause the direction of the general management and policies of the party in question.

            1.1.2 "AGREEMENT" means this agreement as herein dated between LB and a Customer incorporating these Standard Terms.

            1.1.3 "CELL LINE" has the meaning set forth in Schedule 1.

            1.1.4 "CUSTOMER" means Coulter Pharmaceutical, Inc. of 550 California Avenue, Suite 200, Palo Alto, CA 94306-1440, USA.

            1.1.5 "CUSTOMER INFORMATION" means all technical and other information, relating to the Cell Line, the Process and the Product disclosed by the Customer to LB, and not known to LB or in the public domain prior to disclosure by the Customer.

            1.1.6 "CUSTOMER TESTS" means the tests to be carried out on the Product following receipt of the Product by the Customer, particulars of which are set out in Schedule 1.

            1.1.7 "LB KNOW-HOW" means all technical and other information relating to the Process known to LB from time to time other than Customer Information and information in the public domain.

            1.1.8 "PATENT RIGHTS" means all patents and patent applications of any kind throughout the world relating to the Process which from time to time LB is the owner of or (except for any patents and patent applications owned by the Customer or licensed to the Customer by third party and licensed to LB hereunder) is entitled to use.

            1.1.9 "PRICE" means the price specified in Schedule 3 for the Services.

            1.1.10 "PROCESS" means the process developed or utilized by LB under this Agreement for the production of the Product from the Cell Line, including any improvements thereto from time to time.

            1.1.11 "PRODUCT" has the meaning set forth in Schedule 1.


                                       1.

            1.1.12 "SERVICES" means all or any part of the services the subject of the Agreement (including, without limitation, cell culture evaluation, purification evaluation, master, working and extended cell bank creation, and sample and bulk production), particulars of which are set out in Schedule 2.

            1.1.13 "SPECIAL TERM" means any term additional or supplemental to these Standard Terms from time to time agreed in writing between LB and the Customer. Particulars of any Special Terms at the date of the Agreement are set out in Schedule 4.

            1.1.14 "SPECIFICATION" means the specification for Product, particulars of which are set out in Schedule 1.

            1.1.15 "TERMS OF PAYMENT" means the terms of payment specified in
Schedule 3.

            1.1.16 "TESTING LABORATORIES" means Q-One Biotech Limited of Todd Campus, West of Scotland Science Park, Glasgow, G20 OXA, Scotland, and Microbiological Associates Limited of Stirling University Innovation Park, Hilfoots Road, Stirling, FK9 4NF, Scotland, and such other third parties instructed by LB to carry out tests on the Cell Line or the Product as are from time to time agreed between the parties hereto.

      1.2 Unless the context requires otherwise, words and phrases defined in any other part of the Agreement shall bear the same meanings in these Standard Terms, references to the singular number include the plural and vice versa, references to Schedules are references to the schedules to the Agreement, and references to Clauses are references to clauses of these Standard Terms.

      1.3 In the event of a conflict between any of the terms of Schedules 1-4 and these Standard Terms, the terms of Schedules 1-4 shall prevail.

2.    APPLICABILITY OF STANDARD TERMS

      No variation of or addition to these Standard Terms and the Special Terms or any other term of an Agreement shall be effective unless in writing and signed for and on behalf of LB and the Customer.

3.    SUPPLY OF THE CELL LINE

      3.1 Prior to the date of the Agreement the Customer supplied to LB the Customer Information, together with cell line B1 and full details of any hazards known to Customer and relating to cell line B1, its storage and use. Property in the cell line B1 and the Cell Line supplied to LB shall remain vested in the Customer.

      3.2 The Customer hereby grants LB the non-exclusive right to use the Cell Line, the Product and the Customer Information for the purpose of the Agreement. LB hereby undertakes not to use the Cell Line, the Product or the Customer Information (or any part thereof) for any other purpose.


                                       2.

      3.3 LB shall:

            3.3.1 at all times keep the Cell Line secure and safe from loss and damage in such manner as LB shall in its sole discretion determine;

            3.3.2 not part with possession of the Cell Line, the master cell bank, the working cell bank or the Product, save for the purpose of tests at the Testing Laboratories without the prior written consent of the Customer, and

            3.3.3 procure that all Testing Laboratories are subject to obligations of confidence substantially in the form of those obligations of confidence imposed on LB under these Standard Terms.

      3.4 LB shall not be liable for any loss, damage, costs or expenses of any nature, whether direct or consequential, occasioned by the carrying out (in whole or in part) of tests or the failure to carry out tests by Testing Laboratories (A "Testing Laboratory Breach") LB agrees to use commercially reasonable efforts to enforce any rights LB may have against a Testing Laboratory in the event that either LB or the Customer suffers any loss, damage, costs or expenses of any nature occasioned by a Testing Laboratory Breach. In the event LB recovers damages against a Testing Laboratory LB shall pay to the Customer after deduction of any out-of-pocket legal expenses such proportion of the amount of damages as the parties shall agree and such agreement shall take account of the loss suffered by both LB and the Customer.

      3.5 The Customer warrants to LB that:

            3.5.1 the Customer is and shall at all times throughout the duration of the Agreement remain entitled to supply the Cell Line and Customer Information to LB; and

            3.5.2 the use by LB of the Cell Line and the Customer Information in accordance with this Agreement will not infringe any rights (including without limitation, any intellectual or industrial property rights) vested in any third party. LB warrants that as of the date of this Agreement LB's legal or corporate departments have not received notice of nor are aware of any claim or demand and LB is not party to any court proceedings in which a third party is claiming infringement of its intellectual property rights by LB's use of the Process and LB agrees to notify the Customer at any time during the term of this Agreement if it receives any such notice or demand and of the steps it intends to take as a result of such notice or demand. In the event LB's legal department or corporate department do become aware of such a claim, LB agrees to promptly notify Customer and the parties shall use all reasonable efforts to work together to attempt to resolve such claim or otherwise satisfy themselves that such claim is unfounded. In the event the parties believe such claim has foundation, they will review modifications to the Process or the suitability of taking licenses under third party intellectual property rights to avoid or satisfy such claim. In the event the parties are unable to satisfactorily resolve the situation either party may terminate this Agreement by ninety (90) days notice to the other, in writing.


                                       3.

      3.6 The Customer undertakes to indemnify and to maintain LB promptly indemnified against any loss, damage, costs and expenses of any nature (including court costs and legal fees on a full indemnity basis), whether direct or consequential, and whether or not foreseeable or in the contemplation of LB or the Customer, that LB may suffer arising out of incidental to any breach of the warranties given by the Customer under Clause 3.5 above.

      3.7 The obligations of the Customer and LB under Clauses 3.3, and 3.6 shall survive the termination for whatever reason of the Agreement.

4.    PROVISION OF THE SERVICES

      4.1 LB shall carry out the Services as provided in Schedule 2.

      4.2 The timescales set down for the performance of the Services (including without limitation the dates for production and delivery of Product) and the quantities of Product for delivery set out in Schedule 2 are estimated only.

      4.3 The Customer shall not be entitled to [****]:

            4.3.1 [****]; or

            4.3.2 [****].

      4.4 LB shall comply with all statutory, regulatory and similar legislative requirements from time to time applicable to the Services under the laws of European Union, United Kingdom and USA. If the Customer requests LB to comply with any other statutory, regulatory or similar legislative requirements (the "Foreign Requirements") LB shall use reasonable commercial endeavors to do so provided that:

            4.4.1 the Customer shall be responsible for informing LB in writing of the precise Foreign Requirements which the Customer is requesting LB to observe;

            4.4.2 such Foreign Requirements do not conflict with any mandatory requirements under the laws of England;

            4.4.3 LB shall be under no obligation to ensure that such written information complies with the applicable Foreign Requirements; and

            4.4.4 all costs and expenses incurred by LB in complying with such Foreign Requirements shall be charged to the Customer in addition to the Price.

      4.5 Delivery of Product shall be ex-works. Risk in and title to Product shall pass on delivery. Transportation of Product, whether or not under any arrangements made by LB on behalf of the Customer, shall be made at the sole risk and expense of the Customer.


* CONFIDENTIAL TREATMENT REQUESTED

                                       4.

      4.6 Unless otherwise agreed, LB shall package and label Product for delivery ex-works. It shall be the responsibility of the Customer to inform LB in writing in advance of any special packaging and labeling requirements for Product. All reasonable additional costs and expenses of whatever nature incurred by LB in complying with such special requirements shall be charged to the Customer in addition to the Price.

5.    TRANSPORTATION OF PRODUCT AND CUSTOMER TESTS

      5.1 If requested by the Customer, LB will (acting as agent of the Customer for such purpose) arrange the transportation of Product from LB's premises to the destination indicated by the Customer together with insurance cover for Product in transit at its invoiced value. All additional costs and expenses of whatever nature incurred by LB in arranging such transportation and insurance shall be charged to the Customer in addition to the Price.

      5.2 Where LB has made arrangements for the transportation of Product, the Customer or its designee shall diligently examine the Product as soon as practicable after receipt. Notice of all claims (time being of the essence) arising out of:

            5.2.1 damage to or total or partial loss of Product in transit shall be given in writing to LB and the carrier within three (3) business days of delivery; or

            5.2.2 non-delivery shall be given in writing to LB within ten (10) days after the date of LB's dispatch notice.

      5.3 The Customer shall make damaged Product available for inspection and shall comply with the requirements of any insurance policy covering the Product notified by LB to the Customer. LB shall offer the Customer all reasonable assistance (at the cost and expense of the Customer) in pursuing any claims arising out of the transportation of Product. At any time, if requested by the Customer, LB shall supply the Customer with Product samples retained by LB prior to shipment of Product for use by the Customer in confirming whether Product meets the Specification (always provided that such supply of Product samples does not prejudice LB's ability to meet GMP or regulatory requirements regarding retention of Product samples).

      5.4 Upon receipt of Product or Product samples, the Customer or its appointed agency shall carry out the Customer Tests. If the Customer Tests show that the Product fails to meet Specification, the Customer shall give LB written notice thereof within sixty (60) days from the date of delivery of the Product ex-works and shall return such Product to LB's premises for further testing. In the absence of such written notice Product shall be deemed to have been accepted by the Customer as meeting Specification. If LB is satisfied that Product returned to LB fails to meet Specification and that such failure is not due (in whole or in part) to acts or omissions of the Customer or any third party after delivery of such Product ex-works, LB shall in its sole discretion refund that part of the Price that relates to the production of such Product or replace such Product at its own cost and expense. Notwithstanding the foregoing, if the Customer determines following acceptance of the Product from LB that the Product has been adulterated within the meaning of the United States Federal Food, Drug and Cosmetic Act by LB, then, subject to the Customer providing LB evidence of its determination and samples of adulterated Product and subject to LB's right to dispute such determination in accordance with Clause 5.5,

                                       5.

LB shall at Customer's discretion refund that part of the Price that relates to the production of such Product or replace such Product at its own cost and expense. Customer expressly agrees that, in the event it obliges LB to replace Product pursuant to this Clause 5.4, LB shall be entitled to have all due regard to its commercial commitments to third parties in replacement of such Product and that such replacement may, as a result, be delayed.

      5.5 If there is any dispute concerning whether Product returned to LB fails to meet Specification or whether such failure is due (in whole or in part) to acts or omissions of the Customer or any third party after delivery of such Product ex-works, such dispute shall be referred for decision to an independent expert (acting as an expert and not as an arbitrator) to be appointed by agreement between LB and the Customer or, in the absence of agreement by the President for the time being of the Association of the British Pharmaceutical Industry. The costs of such independent expert shall be borne equally between LB and the Customer. The decision of such independent expert shall be in writing and, save for manifest error on the face of the decision, shall be binding on both LB and the Customer.

      5.6 The provisions of Clauses 5.4 and 5.5 shall be the sole remedy available to the Customer in respect of Product that fails to meet Specification or that is adulterated.

6.    PRICE AND TERMS OF PAYMENT

      6.1 The Customer shall pay the Price in accordance with the Terms of Payment.

      6.2 Unless otherwise indicated in writing by LB, all prices and charges are exclusive of added tax or of any other applicable taxes, levies, imposts, duties and fees of whatever nature imposed by or under the authority of any government or public authority, which shall be paid by the Customer. All invoices are strictly net and payment must be made within thirty (30) days of date of invoice. Payment shall be made without deduction, deferment, set-off, lien or counterclaim of any nature.

      6.3 Time for payment shall be of the essence. In default of payment on due date:

            6.3.1 interest shall accrue on any amount overdue at the rate of [****], interest to accrue on [****]; and

            6.3.2 LB shall, at its sole discretion, and without prejudice to any other of its accrued rights, be entitled to suspend the provision of the Services or if the default of payment continues for One hundred and fifty (150) days after the date of invoice to treat the Agreement as repudiated by notice in writing to the Customer exercised at any thereafter provided that such right to suspend Services or treat the Agreement as repudiated shall not apply in circumstances where the Customer has withheld payment for amounts disputed in good faith (it being agreed that this proviso shall apply to disputed amounts and not to any other amounts due for payment forming part of the same or another invoice).

* CONFIDENTIAL TREATMENT REQUESTED


                                       6.

7.    WARRANTY AND LIMITATION OF LIABILITY

      7.1 LB warrants that:

            7.1.1 the Services shall be performed in accordance with Clause 4;
and

            7.1.2 the Product shall meet Specification.

      7.2 Clause 7.1 is in lieu of all conditions, warranties and statements in respect of the Services and/or the Product whether expressed or implied by statute, custom of the trade or otherwise (including but without limitation any such condition, warranty or statement relating to the description or quality of the Product, its fitness for a particular purpose or use under any conditions whether or not known to LB) and any such condition, warranty or statement is hereby excluded.

      7.3 Without prejudice to the terms of Clauses 3.4, 5.6, 7.1, 7.2 and 7.4 and, subject to Clause 7.6, the liability of LB for any loss or damage suffered by the Customer as a direct result of any breach of the Agreement or of any other liability of LB (including misrepresentation and negligence) in respect of the Services (including without limitation the production and/or supply of the Product) shall be limited to the payment by LB of damages which shall [****]. The limitation of liability set forth in the preceding sentence shall not apply to any breach by LB of Clauses 3.2, 8.1, 8.2 and 8.3 of this Schedule 5 or in respect of direct damage caused to Customer as a result of LB's breach of this Agreement by LB's willful misconduct.

      7.4 Subject to Clause 7.6, LB shall not be liable for the following loss or damage howsoever caused (even if foreseeable or in the contemplation of LB or the Customer):

            7.4.1 loss of profits, business or revenue whether suffered by the Customer or any other person; or

            7.4.2 indirect or consequential loss, whether suffered by the Customer or any other person.

      7.5 The Customer shall indemnify and maintain LB promptly indemnified against all claims, actions, costs, expenses (including court costs and legal fees on a full indemnity basis) or other liabilities whatsoever in respect of:

            7.5.1 any liability under the Consumer Protection Act 1987, unless such liability is caused by the negligent act or omission of LB in the production and/or supply of the Product; and

            7.5.2 any product liability (other than that referred to in Clause 7.5.1) in respect of Product, unless such liability is caused by the negligent act or omission of LB in the production and/or supply of Product; and

            7.5.3 any negligent or willful act or omission of the Customer in relation to the use, processing, storage or sale of the Product.


* CONFIDENTIAL TREATMENT REQUESTED

                                       7.

      7.6 Nothing contained in these Standard Terms shall purport to exclude or restrict any liability for death or personal injury resulting directly from negligence by LB in carrying out the Services or any liability for breach of the implied undertakings of LB as to title.

      7.7 The obligations of the Customer and LB under this Clause 7 shall survive the termination for whatever reason of the Agreement.

8.    CUSTOMER INFORMATION, LB KNOW-HOW AND PATENT RIGHTS

      8.1 The Customer acknowledges that LB Know-How and LB acknowledges that Customer Information with which it is supplied by the other pursuant to the Agreement is supplied, subject to Clause 8.4, in circumstances imparting an obligation of confidence and each agrees to keep such LB Know-How or such Customer Information secret and confidential and to respect the other's proprietary rights therein and not at any time for any reason whatsoever to disclose or permit such LB Know-How or such Customer Information to be disclosed to any third party.

      8.2 The Customer and LB shall each procure that all their respective employees, consultants and contractors having access to confidential LB Know-How or confidential Customer Information shall be subject to the same obligations of confidence as the principals pursuant to Clause 8.1 and shall enter into secrecy agreements in support of such obligations. Insofar as this is not reasonably practicable, the principals shall take all reasonable steps to ensure that any such employees, consultants and contractors are made aware of such obligations.

      8.3 LB and the Customer each undertake not to disclose or permit to be disclosed to any third party, or otherwise make use of or permit to be made use of, any trade secrets or confidential information relating to the technology, business affairs or finances of the other, any subsidiary, holding company or subsidiary or any such holding company of the other, or of any suppliers, agents, distributors, licensees or other customers of the other which comes into its possession under this Agreement.

      8.4 The obligations of confidence referred to in this Clause 8 shall not extend to any information which:

            8.4.1 is or becomes generally available to the public otherwise than by reason of a breach by the recipient party of the provisions of this Clause 8;

            8.4.2 is known to the recipient party and is at its free disposal prior to its receipt from the other;

            8.4.3 is subsequently disclosed to the recipient party as a matter of right without being made subject to an obligation of confidence by a third party;

            8.4.4 LB or the Customer may be required to disclose under any statutory, regulatory or similar legislative requirement, subject to the imposition of obligations of secrecy wherever possible in that relation provided that the party required to make the disclosure shall first notify the other party who shall be allowed to take what action he considers necessary with respect to the proposed disclosure; or


                                       8.

            8.4.5 is developed by an employee of the recipient party, independently and without access to or use or knowledge of the information supplied by the disclosing party.

      8.5 The Customer acknowledges that:

            8.5.1 LB Know-How and the Patent Rights are vested in LB or LB is otherwise entitled thereto; and

            8.5.2 the Customer shall not at any time have any right, title, license or interest in or to LB Know-How, the Patent Rights or any other intellectual property rights relating to the Process which are vested in LB or to which LB is otherwise entitled.

      8.6 LB acknowledges that, subject to Clause 4.5 above and save as expressly stated herein. LB shall not by virtue of this Agreement be granted any right, title or interest in the Cell Line, the Customer Information or the Product expressed by the Cell Line.

      8.7 The Customer shall not represent that it has any right, title, or interest in or to LB Know-How, the Patent Rights or any other intellectual property rights vested in LB or its Affiliates and shall not seek or apply to register in its own name any such rights. The Customer shall do all such acts and things and sign all such deeds and documents as LB may in its sole discretion reasonably require in respect of any registration being made by LB or its Affiliates in connection with such rights.

      8.8 The obligations of LB and the Customer under this Clause 8 shall survive the termination for whatever reason of the Agreement.

9.    TERMINATION

      9.1 LB and the Customer may each terminate the Agreement forthwith by notice in writing to the other upon the occurrence of any of the following events:

            9.1.1 if the other commits a material breach of the Agreement which (in the ca breach capable of remedy) is not remedied within the time permitted within Clause 6.3.2 for default of payment by the Customer or otherwise within thirty (30) days of receipt by the other of notice identifying the breach and requiring its remedy; or

            9.1.2 if the other ceases for any reason to carry on business or compounds with or convenes a meeting of its creditors or has a receiver or manager appointed in respect of all or any part of its assets or is the subject of an application for an administration order or any proposal for a voluntary arrangement or enters into liquidation (whether compulsorily or voluntarily) or undergoes any analogous act or proceedings under foreign law.

      9.2 Upon the termination of the Agreement:

            9.2.1 for whatever reason LB shall promptly return all Customer Information to the Customer and shall dispose of or return to the Customer the Cell Line and any materials therefrom, as directed by the Customer;


                                       9.

            9.2.2 by LB pursuant to Clause 9.1 the Customer shall promptly return to LB all LB Know-How it has received from LB;

            9.2.3 for whatever reason the Customer shall not thereafter use or exploit the Patent Rights or the LB Know-How in any way whatsoever other than for its own internal purposes to meet regulatory requirements for the Product (save in circumstances where LB terminates the Agreement pursuant to Clause 9.1 when no such use or exploitation is permitted);

            9.2.4 for whatever reason LB may thereafter use or exploit the Patent Rights or the LB Know-How in any way whatsoever without restriction; and

            9.2.5 for whatever reason LB and the customer shall do all such acts and things and shall sign and execute all such deeds and documents as the other may reasonably require to evidence compliance with this Clause 9.2.

      9.3 Termination of the Agreement for whatever reason shall not affect the accrued rights of either LB or the Customer arising under or out of this Agreement and all provisions which are expressed to survive the Agreement shall remain in full force and effect.

10.   FORCE MAJEURE

      10.1 If either party is prevented or delayed in the performance of any of its obligations under the Agreement by Force Majeure and shall give written notice thereof to the other party specifying the matters constituting Force Majeure together with such evidence as that party reasonably can give and specifying the period for which it is estimated that such prevention or delay will continue, the delayed party shall be excused from the performance or the punctual performance of such obligations as the case may be from the date of such notice for so long as such cause of prevention or delay shall continue and the delayed party shall use its reasonable efforts, so far as it is able, to stop the Force Majeure.

      10.2 The expression "Force Majeure" shall be deemed to include any cause affecting the performance by either party of the Agreement arising from or attributable to acts, events, non-happenings, omissions or accidents beyond the reasonable control of that party including but not limited to, LB being unable to perform the Services due to scientific or technical reasons.

11.   GOVERNING LAW, JURISDICTION AND ENFORCEABILITY

      11.1 The construction, validity and performance of the Agreement shall be governed by the laws of England.

      11.2 In the event of a dispute arising between the parties which cannot be resolved within sixty (60) days by the Steering Committee, such dispute shall be referred to the Chief Executive's of the parties who shall, in good faith, attempt to resolve the dispute in question. In the event the Chief Executives cannot, following such attempts, within sixty (60) days resolve the dispute in question, the parties shall have recourse to judicial methods resolution. Subject to Clause 11.1, the party which is defending the dispute in question may choose the venue for the hearing of the dispute.


                                      10.

      11.3 No failure or delay on the part of either LB or the Customer to exercise or enforce any rights conferred on it by the Agreement shall be construed or operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege or further exercise thereof operate so as to bar the exercise or enforcement thereof at any time or times thereafter.

      11.4 The illegality or invalidity of any provision (or any part thereof) of the Agreement or those Standard Terms shall not affect the legality, validity or enforceability of the remainder of its provisions or the other parts of such provision as the case may be.

12.   MISCELLANEOUS

      12.1 Neither party shall be entitled to assign, transfer, charge or in any way make over the benefit and/or the burden of this Agreement without the consent of the other (which consent shall not be unreasonably withheld or delayed) save that either party shall be entitled to assign the benefit and/or the burden of this Agreement to a company with which it may merge or transfer its assets and undertakings, and shall give at least thirty (30) days prior notice of such intended assignment. In the event Customer wishes to assign the benefit and/or the burden of this Agreement to any third party which LB regards as a direct competitor to LB in its business activities, LB shall be entitled to serve notice to Customer of this fact and the parties shall meet prior to such assignment being made agreeing on modifications to the Agreement to protect LB's proprietary position. Such modifications shall include, but not be limited to, the return of all LB Know-How, removal of all rights of access to any documentation, or plant of LB which LB in its sole discretion regards as proprietary or sensitive either to its own business or the business of its third party customers. In the event the parties are unable to agree to such modifications, either party may terminate the Agreement and LB shall be entitled to receive a termination sum calculated to include the Price outstanding and remaining to be paid for any stage of the Services which has been completed at the date of termination and the full Price for any Batch of Product which has been commenced but remains incomplete at the date of termination. For the avoidance of doubt a Batch of Product shall be deemed to commence upon the date the lead vial of the Cell Line is taken out of freeze in preparation for commencing production of a Batch.

      12.2 The text of any press release or other communication to be published by or in the media concerning the subject matter of the Agreement shall require the written approval of LB and the Customer.

      12.3 The Agreement embodies the entire understanding of LB and the Customer and there are no promises, terms, conditions or obligations, oral or written, expressed or implied, other than those contained in the Agreement. The terms of the Agreement shall supersede all previous agreements (if any) which may exist or have existed between LB and the Customer relating to the Services.

      12.4 Unless otherwise terminated in accordance with the provision set out herein, this Agreement shall continue for a period of five (5) years from the date hereof and may be terminated on three (3) years notice to expire at, or at any time after the initial five (5) year period.


                                      11.

                                   APPENDIX 1

At the date hereof, the contents of Appendix 1 to this Agreement constitute the current agreed draft of the principles for shared manufacture of Product. The contents of the document may change as a result of discussions between the parties.

A detailed SOP will be prepared covering the responsibilities held by LB and Customer for all aspects of manufacture and testing of bulk purified Product.

                 RESPONSIBILITIES
ITEM             LONZA BIOLOGICS                  COULTER PHARMACEUTICAL, INC.
----             ----------------                 ----------------------------
[****]           [****]                           [****]
[****]           [****]                           [****]
[****]           [****]                           [****]
[****]           [****]                           [****]
[****]           [****]                           [****]
[****]           [****]                           [****]
[****]           [****]                           [****]
[****]           [****]                           [****]
[****]           [****]                           [****]
[****]           [****]                           [****]
[****]           [****]                           [****]
[****]           [****]                           [****]
[****]           [****]                           [****]
[****]           [****]                           [****]
[****]           [****]                           [****]
[****]           [****]                           [****]

* CONFIDENTIAL TREATMENT REQUESTED


                                       1.